UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2008

                          PERF-GO GREEN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                       333-141054               20-3079717
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
    of Incorporation)                   Number)           Identification Number)

                                645 Fifth Avenue
                            New York, New York 10022
               (Address of principal executive offices) (zip code)

                                 (212) 848-0253
              (Registrant's telephone number, including area code)


                                   Copies to:
                              Adam P. Silvers, Esq.
                         Ruskin Moscou Faltischek, P.C.
                               1425 RexCorp Plaza
                            Uniondale, New York 11556
                              Phone: (516) 663-6600
                               Fax: (516) 663-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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
Item 4.01 Changes in Registrant's Certifying Accountant

     We dismissed Webb & Company, P.A. ("Webb") as our principal accountant and we appointed Berman & Company, P.A. ("Berman") as our new principal accountant on May 13, 2008. Webb's report on our financial statements for fiscal year 2007 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of a qualification with respect to uncertainty as to our ability to continue as a going concern. The decision to change accountants was recommended and approved by our Board of Directors.

     During fiscal year 2007, and the subsequent interim period through May 13, 2008, there were no disagreements with Webb on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Webb, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report, nor were there any reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-K.

     We engaged Berman as our new independent registered public accounting firm as of May 13, 2008. During fiscal year 2007, and the subsequent interim period through May 13, 2008, we nor anyone on our behalf engaged Berman regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a "disagreement" or a "reportable event," both as such terms are defined in
Item 304 of Regulation S-K.

     The Registrant provided a copy of the foregoing disclosures to Webb prior to date of the filing of the Current Report on Form 8-K relating to the change in accountant filed on May 16, 2008 (the "Current Report"). We requested Webb to furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us in the Current Report, and, if not, expressing the respects in which it does not agree. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

     The above disclosure was set forth under Item 2.01 under the subheading "Changes in and Disagreements with Accountants on Accounting and Financial Disclosure" in the Current Report on Form 8-K filed on May 16, 2008.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of business acquired.
          None.

(b)   Pro forma financial information.
          None.

(c)   Exhibits
          16.1 Letter from Webb & Company, P.A.



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Perf-Go Green Holdings, Inc.


May 21, 2008                        By:   /s/ Tony Tracy
                                       ---------------------------------
                                              Tony Tracy
                                              President



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